DoubleLine NVIT Total Return Tactical Fund Summary Prospectus October 20, 2017

Class I/Class II/Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 16, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks to maximize total return.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses[1]	0.40%	0.40%	0.15%
Total Annual Fund Operating Expenses	0.98%	1.23%	0.73%
Fee Waiver/Expense Reimbursement[2,3]	(0.15)%	(0.25)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	0.98%	0.58%

1	“Other Expenses” is based on estimated amounts for the current fiscal year.

2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.58% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until April 30, 2019. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative service fees may be found on page 16 of the Prospectus.

3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2019. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation or fee waiver for the periods indicated under “Fees and Expenses” above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I shares	$85	$281
Class II shares	100	340
Class Y shares	59	202

SP-TRT- (10/17)

Summary Prospectus October 20, 2017	1	DoubleLine NVIT Total Return Tactical Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of the Prospectus.

Principal Investment Strategies

The Fund employs a flexible investment approach, allocating across different types of fixed-income, or debt, securities. Consistent with this approach, the Fund may invest in U.S. government securities and foreign government bonds, for example, as well as U.S. and foreign corporate bonds, asset-backed securities and mortgage-backed securities. The Fund also may invest in corporate loans. Securities in which the Fund invests may pay interest on either a fixed-rate or variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although, under normal circumstances, the Fund does not invest more than 25% of its net assets, at the time of purchase, in emerging market securities. Emerging market countries typically are developing and low- or middle-income countries, and include certain countries located in Latin America, Asia, Africa, the Middle East and Eastern Europe. The Fund may invest without limit in foreign securities that are denominated in U.S. dollars, although the Fund may invest up to 15% of its net assets, at the time of purchase, in securities that are denominated in currencies other than the U.S. dollar.

The Fund invests in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future. The Fund may invest in mortgage-backed securities—either U.S. agency or privately-issued—of any credit quality. Nevertheless, the Fund normally invests at least 20% of its net assets, at the time of purchase, in mortgage-backed securities that are rated, at the time of investment, Aa3 or higher by Moody’s Investor Service, Inc., AA- or higher by Standard & Poor’s Rating Service; the equivalent by any other nationally recognized statistical rating organization (“NRSRO”); or, if unrated by an NRSRO, determined by the subadviser to be of comparable quality.

The Fund may invest up to 25% of its net assets, at the time of purchase, in corporate high-yield bonds (i.e., “junk bonds”). Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments. The Fund’s subadviser strives to allocate below investment grade securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer. Under normal conditions, the combined total of corporate, sovereign, mortgage-backed and all other debt rated below investment grade will not exceed 40% of the Fund’s assets.

The Fund’s subadviser actively manages the Fund’s asset class exposure using a top-down approach based on analysis of sector fundamentals and rotates the Fund’s assets among sectors in various markets to attempt to maximize total return. The subadviser selects individual securities within asset classes using a bottom-up approach, which involves the selection of securities based on their individual attributes regardless of broader national or economic factors. Under normal circumstances, the subadviser uses a controlled risk approach in managing the Fund’s investments. The techniques of this approach attempt to control the principal risk components of the fixed-income markets. The subadviser may sell a security for various reasons, such as to adjust the Fund’s average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure. The Fund is classified as a “nondiversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.

Credit risk – a bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund may

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lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of a bond.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular countries or sectors.

Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates, such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. To meet redemption requests, the Fund may be forced to sell other securities that are more liquid, but at unfavorable times and conditions, which could result in lower returns. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain purposes under the federal securities laws, and therefore may not be entitled to rely on the antifraud protections of the federal securities laws.

Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can only sell its portfolio securities or instruments at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality,

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and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other diversified funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

New fund risk – the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Loss of money is a risk of investing in the Fund.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of the Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

DoubleLine Capital LP

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Jeffrey E. Gundlach	Chief Executive Officer & Chief Investment Officer	Since 2017
Philip A. Barach	President	Since 2017
Jeffrey J. Sherman, CFA	Deputy Chief Investment Officer	Since 2017

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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